Exhibit No. 10.12


                          Investment Banking Agreement


         This Agreement is made as of December 1, 1997, by and between Crown Energy Corp, a Utah Corporation ("Crown") with its principal offices at 215 South State, Suite 550, Salt Lake City, Utah, 84111, and Fortress Financial Group, Ltd., a Delaware Corporation ("FORTRESS") with its principal offices at 1204 Palm Boulevard, Suite D, Isle Of Palms, South Carolina, 29451.


                                   Witnesseth

         WHEREAS, Crown requires expertise in the area of investment banking to support its business and growth;

         WHEREAS, FORTRESS has substantial contacts among the members of the investment community, investment banking expertise, and desires to act as a consultant to provide investment banking and advisory services;

         NOW, THEREFORE, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

         12. Certain Definitions. When used in this Agreement, the following terms shall have the meanings set forth below:

                  12.1 Affiliate - any persons or entities controlled by a Party.

                  12.2     Crown - Crown Energy Corporation.

                  12.3 Contact Person - the person who shall be primarily responsible for carrying out the duties of the parties hereunder. Crown and FORTRESS shall each appoint a Contact Person to be responsible for their respective duties. In the event that one party gives notice to the other party in writing that, in their reasonable opinion, the other party's Contact Person is not able to fulfill their duties and responsibilities hereunder, both parties shall mutually agree upon a replacement Contact Person within 10 days of the said notice.

                  12.4 Extraordinary Expenses - expenses that are beyond those expenses that are usual, regular, or customary in the conduct of in-house activities in fulfillment of the scope of this Agreement which are agreed to in advance by Crown.


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                  12.5 Payment or Payable in kind - distribution of the proceeds of a transaction in the same type and form as was given as valuable consideration for the transaction.

         13. Contact Persons. The Contact Person for Crown is Jay Mealey, President. The Contact Person for FORTRESS is Gregory D. Walker, President.

         14. Services to be Rendered by FORTRESS. Services to be rendered, on a best efforts basis, by FORTRESS are as follows:

                  14.1 Introduction to the Securities Brokerage Community. FORTRESS has a close association with numerous broker/dealers and investment professionals across the country and will enable contact between Crown to facilitate business transactions among them. FORTRESS shall use their contacts in the brokerage community to assist Crown in establishing relationships with securities dealers and to provide the most recent corporate information to interested securities dealers on a regular and continuous basis. FORTRESS understands that this is in keeping with Crown's business objective to establish a nationwide network of securities dealers who have an interest in Crown's securities.

                  14.2 Market-making Intelligence. FORTRESS's clearing agent, First Southwest Company, is a market-maker in numerous securities, and FORTRESS has access to proprietary information through First Southwest Company's market-making facilities and personnel. FORTRESS will monitor and react to sensitive market information on a timely basis and provide advice and counsel and proprietary intelligence (including but not limited to information on price, volume and the identification of market-makers, buyers and sellers) to Crown in a timely fashion and with substantial value-added interpretation of such information. The foregoing notwithstanding, no information will be provided to Crown with respect to the activities of any other FORTRESS customers or customer accounts without such customer's prior consent.

                  14.3 Crown Transaction Due Diligence. Upon Crown's written request FORTRESS will undertake due diligence on all proposed financial transactions affecting Crown, of which FORTRESS is notified in writing in advance, including investigation and advice on the financial, valuation and stock price implications thereof.

                  14.4 Additional Duties. Crown and FORTRESS shall mutually agree in writing upon any additional duties which FORTRESS may provide for compensation paid or payable by Crown under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto



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and made a part  thereof  by  written  amendments  to be  listed  as  "Exhibits"
beginning with "Exhibit A" and initialed by both parties.

                  14.5 Best Efforts. FORTRESS shall devote such time and best efforts to the affairs of Crown as is reasonable and adequate to render the consulting services contemplated by this Agreement. FORTRESS cannot guarantee results on behalf of Crown, but shall pursue all avenues available through its' network of financial contacts. At such time as an interest is expressed in Crown's needs, FORTRESS shall notify Crown and advise it as to the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by Crown. It is understood that a portion of the compensation to be paid hereunder is being paid hereunder by Crown to have FORTRESS remain available to assist with transactions on an as-needed basis.

         15. Initial Fee to FORTRESS. Crown shall pay FORTRESS an initial fee of $25,000 (Twenty-Five Thousand Dollars) for FORTRESS' initial set-up activities which are necessary for FORTRESS to provide the services herein. Such fee will be paid as follows: $12,500.00 within ten days of the execution of this Agreement, and $12,500.00 within 90 days of the execution of this Agreement.

         16. Indemnification. Crown agrees to indemnify and hold harmless FORTRESS, each of its officers, directors, employees and each person, if any, who controls FORTRESS, (collectively the "FORTRESS IP") against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused, by reason of any claim asserted against any FORTRESS IP by reason, or allegedly by reason, of any act, neglect, default or omission, or any untrue or alleged untrue statement of a material fact, or any misrepresentation of any material fact or any breach of any material warranty or covenant of Crown or any of its agents, employees, or other representatives arising out of, or in relation to, this Agreement. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

         FORTRESS agrees to indemnify and hold harmless Crown, each of its officers, directors, employees and each person, if any, who controls Crown (collectively the Crown IP) against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against



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any litigation,  commenced or threatened,  or any claim  whatsoever or howsoever caused by reason of any claim asserted against any Crown IP by reason, or allegedly by reason, of any act, neglect, default or omission, or any untrue or alleged untrue statement of a material fact, or any misrepresentation of any material fact or any breach of any material warranty or covenant by FORTRESS or any of its agents, employees, or other representatives arising out of, or in relation to, this Agreement. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

         17. Crown Representations. Crown hereby represents, covenants and warrants to FORTRESS as follows:

                  17.1 Authorization. Crown and its signatories herein have full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

                  17.2 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of Crown, or violate any terms or provision of any other agreement or any statute or law.

                  17.3 Litigation. Except as set forth below, there is no actions, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or to the best knowledge of Crown threatened against Crown or any of its officers, directors, or agent, which questions or challenges the validity of this Agreement and its subject matter or will impair Crown's ability to perform hereunder and Crown does not know or have reason to know of any valid basis for any such action, proceeding or investigation.

                  17.4  Consents.  No  consent  of any  person,  other  than the signatories hereto, is necessary for consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, lease or other Agreements and consents from governmental agencies, whether federal, state, or local.

                  17.5 FORTRESS Reliance. FORTRESS has and will rely upon the documents, instruments and written information furnished to FORTRESS by Crown's officers or other designated employees. All representations and statements provided by Crown are true and complete and accurate to the best of Crown's knowledge.

                  17.6     Services NOT EXPRESSED OR IMPLIED.



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                           A.       FORTRESS has not agreed with  Crown  in this
Agreement or any other Agreement, verbal or written, to be a market-maker in Crown's securities or in any specific securities or securities in which Crown has an interest; and,

                           B.       Any payments made herein to FORTRESS are
not, and shall not be construed as, compensation to FORTRESS for the purposes of making a market, to cover FORTRESS out-of-pocket expenses for making a market, or for the submission by FORTRESS of an application to make a market in any securities; and,

                           C.       No payments made herein to FORTRESS are
for the purpose of affecting the price of any security or influencing any market-making functions, including but not limited to bid/ask quotations, initiation and termination of quotations, retail securities activities, or for the submission of any application to make a market.

         18. FORTRESS Representations. FORTRESS hereby represents, covenants and warrants to Crown as follows:

                  18.1 Authorization. FORTRESS and its signatories herein have full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

                  18.2 No Violation. Neither the execution and ------------ delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of FORTRESS or violate any terms or provisions of any other Agreement or any statute or law.

                  18.3 Litigation. Except as set forth below, there ---------- is no actions, suit, inquiry, proceeding or investigations by or before any court or governmental or other regulatory or administrative agency or commission pending or to the best knowledge of FORTRESS threatened against FORTRESS or any of its officers, directors, or agents, which questions or challenges the validity of this Agreement and its subject matter or will impair FORTRESS's ability to perform hereunder and FORTRESS does not know or have reason to know of any valid basis for any such action, proceeding or investigation.

                  18.4 Consents. No consent of any person, other than the signatories hereto, is necessary for the consummation of the transactions contemplated hereby, including



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                           without  limitation,  consents from parties to liens,
                           contracts, lease or other Agreements and consents from governmental agencies, whether federal, state or local.


         19.      Confidentiality.

                  19.1 FORTRESS and Crown each agree to provide reasonable security measures to keep information confidential where release may be detrimental to their respective business interests. FORTRESS and Crown shall each require their employees, agents, affiliates, subcontractors, other licensees, and others who will have access to the information through FORTRESS and Crown respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

                  19.2 FORTRESS will not, either during its engagement by Crown pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of Crown or any of its affiliates in any way acquired or used by FORTRESS, during its engagement by Crown. Confidential information, knowledge or data of Crown and its affiliates shall not include any information which is, or becomes generally available to the public other than as a result of a disclosure by FORTRESS or its representatives.

         20.      Miscellaneous Provisions.

                  20.1  Amendment  and  Modification.   This  Agreement  may  be
amended, modified and supplemented only by written agreement of FORTRESS and Crown.

                  20.2 Waiver of Compliance. Any failure of FORTRESS, on the one hand, or Crown, on the other, to comply with any obligation, agreement, or condition herein may be expressly waived in writing, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  20.3 Expenses: Transfer Taxes, Etc. Whether or not the transaction, if any, contemplated by this Agreement shall be consummated, FORTRESS agrees that all fees and expenses incurred by FORTRESS in connection with this Agreement shall be borne by FORTRESS and Crown agrees that all fees and expenses incurred by Crown in connection with this Agreement shall be borne by Crown, including, without limitation as to FORTRESS or Crown, all fees of counsel and accountants.


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                  20.4  Other  Business   Opportunities.   Except  as  expressly
provided in this Agreement, each party hereto shall have the right independently to engage in and receive full bene(pound)its from business activities. In case of business activities which would be competitive with the other party, notice shall be given prior to this Agreement or, if such activities are proposed, within ten (10) days prior to engagement therein. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or corporation of either party.

                  20.5 Compliance with Regulatory Agencies. Each party agrees that all actions, direct or indirect, taken by it and its respective agents, employees and affiliates in connection with this agreement and any financing or underwriting hereunder shall conform to all applicable Federal and State securities laws.

                  20.6 Notices. Any notices to be given hereunder by any party to the other may be effected by personal delivery in writing or in by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the "Contact Person" at the addresses appearing in the introductory paragraph of this Agreement, but any party may change his address by written notice in accordance with this subsection. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

                  20.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any right, interest or obligations hereunder will be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.

                  20.8 Delegation. Neither party shall delegate the performance of its duties under this Agreement without the prior written consent of the other party.

                  20.9 Publicity. Neither FORTRESS nor Crown shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any Federal or State governmental agency, except that the party concerning the timing and consent of such announcement before such announcement is made.



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                  20.10  Governing Law. This  Agreement and the legal  relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Utah, without regard to its conflict of law doctrine. Crown and FORTRESS agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be Salt Lake City, Utah.

                  20.11 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  20.12 Headings. The heading of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereto or affect in any way the meaning or interpretation of this Agreement.

                  20.13 Entire Agreement. This Agreement and the other documents and certificates delivered pursuant to the terms hereto, sets forth the entire Agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promise, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

                  20.14 Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

                  20.15 Attorneys' Fees and Costs. If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

                  20.16 Survivability. If any part of this Agreement is found, or deemed by a court of competent jurisdiction to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

                  20.17 Further Assurances. Each of the parties agrees that it shall from time-to-time take such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.



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                  20.18 Right to Data After  Termination.  After  termination of this Agreement, each party shall be entitled to copies of all information acquired hereunder as of the date of termination and not previously furnished to it.

                  20.19 Relationship of the Parties. Nothing --------------------------- contained in this Agreement shall be deemed to constitute either party to become the partner of the other, the agent or legal representative of the other, nor create any fiduciary relationship between them, except as otherwise expressly provided herein. It is not the intention of the parties to create nor shall this Agreement be construed to create any commercial relationship or other partnership. Neither party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the parties shall be separate, not joint or collective. Each party shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein.

                  20.20 No Authority to Obligate the Contractor. Without the consent of the Board of Directors of Crown, FORTRESS shall have no authority to take, nor shall it take, any action committing or obligating Crown in any manner, and it shall not represent itself to others as having such authority.

         21. Term of Agreement and Termination. This Agreement shall be effective upon execution, shall continue for one year unless terminated sooner, by either party, upon giving to the other party thirty (30) days written notice, after which time this Agreement is terminated.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                            CROWN ENERGY CORPORATION



                            By: Jay Mealey, President



                            FORTRESS FINANCIAL GROUP, LTD.



                            By: Gregory D. Walker, President